Exhibit 24.1

RYERSON INC.

POWER OF ATTORNEY

The undersigned, each being an officer or director, or both, as the case may be, of Ryerson Inc., a Delaware corporation (the “Company”), hereby constitute and appoint Terence R. Rogers the true and lawful attorney-in-fact of the undersigned, with full power of substitution and resubstitution, for him or her or in his or her name, place and stead, in any and all capacities, to sign any or all amendments, including without limitation post-effective amendments, to any or all of the registration statements listed below, as determined by the officers of the Company, which registration statements have been previously filed by the Company with the Securities and Exchange Commission, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, as determined by the officers of the Company, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Form	Registration Number

S-3 S-3 S-3 S-3 S-3 S-4 S-8 S-8 S-8 S-8 S-8 S-8	33-59161 33-62897 333-59009 333-121638 333-122316 333-122317 33-59783 333-06977 333-06989 333-78429 333-62382 333-88476

____________________________________________________________________________________________________________

Name	Title	Date
/s/ Tom Gores	Director	October 29, 2007
Tom Gores
/s/ Eva M. Kalawski	Director	October 29, 2007
Eva M. Kalawski
/s/ Robert J. Wentworth	Director	October 29, 2007
Robert J. Wentworth
Director
Jacob Kotzubei

Signature Page to Power of Attorney for Registration Statement Post-Effective Amendments

Ryerson Inc.

RYERSON PROCUREMENT CORPORATION

POWER OF ATTORNEY

The undersigned, each being an officer or director, or both, as the case may be, of Ryerson Procurement Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint Terence R. Rogers the true and lawful attorney-in-fact of the undersigned, with full power of substitution and resubstitution, for him or her or in his or her name, place and stead, in any and all capacities, to sign any or all amendments, including without limitation post-effective amendments, to any or all of the registration statements listed below, as determined by the officers of the Company, which registration statements have been previously filed by the Company with the Securities and Exchange Commission, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, as determined by the officers of the Company, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Form	Registration Number

S-3 S-4	333-122316 333-122317

____________________________________________________________________________________________________________

Name	Title	Date
/s/ Eva M. Kalawski	Director	October 29, 2007
Eva M. Kalawski

Signature Page to Power of Attorney for Registration Statement Post-Effective Amendments

Ryerson Procurement Corporation